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N-CSRS Exhibit for Item 10(c): SECTION 906 CERTIFICATIONS         Ex.99.906 CERT


Lee T. Kranefuss, President, and Michael A. Latham, Principal Financial Officer, of iShares Trust (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSRS for the period ended September 30, 2003 (the "Form N-CSRS") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 1, 2003      /s/ Lee T. Kranefuss    President
      -------------------   --------------------------------------------
                             Lee T. Kranefuss        [Title]
                             [Signature]


Date:  December 1, 2003      /s/ Michael A. Latham   Principal Financial Officer
      -------------------   ----------------------------------------------------
                             Michael A. Latham       [Title]
                             [Signature]


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSRS with the Commission.